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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) September 22, 1997
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                          CASE RECEIVABLES II INC.
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           (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
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               (State or Other Jurisdiction of Incorporation)


           33-99298                                 76-0439709
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    (Commission File Number)           (I.R.S. Employer Identification No.)


   233 Lake Street, Racine, Wisconsin                             53403
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(Address of Principal Executive Offices)                        (Zip Code)


                              (414) 636-6011
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            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)


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                                                      Form 8-K page 1

Item 5.  Other Events.

         The Registrant is filing final forms of the exhibits listed in
         Item 7(c) below.

Item 7.  Financial Statements and Exhibits.

      (c)  Exhibits.


Exhibit
  No.    Document Description
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4.1      Indenture between Case Equipment Loan Trust 1997-B (the "Trust")
         and Harris Trust and Savings Bank, dated as of September 1, 1997.

4.2 Trust Agreement between Case Receivables II Inc. ("CRC") and The Bank of New York, dated as of September 1, 1997.

4.3 Sale and Servicing Agreement among CRC, Case Credit Corporation and the Trust, dated as of September 1, 1997.

4.4 Purchase Agreement between Case Credit Corporation and CRC, dated as of September 1, 1997.

4.5 Administration Agreement between the Trust and Case Credit Corporation, dated as of September 1, 1997.

4.6 Class A Note Underwriting Agreement among CRC, Case Credit Corporation and Credit Suisse First Boston Corporation ("CS First Boston"), dated as of September 11, 1997.

4.7 Class C Note Underwriting Agreement among CRC, Case Credit Corporation and CS First Boston, dated as of September 11, 1997.

4.8 Class B Note Purchase Agreement among CRC, Case Credit Corporation and CS First Boston, dated as of September 22, 1997.


                                                           Form 8-K page 2

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CASE RECEIVABLES II INC.
                                               (Registrant)


Dated: September 30, 1997               By:  /s/ Peter Hong
                                             -------------------------
                                                  Peter Hong
                                                  Treasurer



                                                       Form 8-K page 3

                             INDEX TO EXHIBITS



Exhibit     Sequential
  No.       Document Description
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4.1      Indenture between Case Equipment Loan Trust 1997-B (the "Trust")
         and Harris Trust and Savings Bank, dated as of September 1, 1997.

4.2 Trust Agreement between Case Receivables II Inc. ("CRC") and The Bank of New York, dated as of September 1, 1997.

4.3 Sale and Servicing Agreement among CRC, Case Credit Corporation and the Trust, dated as of September 1, 1997.

4.4 Purchase Agreement between Case Credit Corporation and CRC, dated as of September 1, 1997.

4.5 Administration Agreement between the Trust and Case Credit Corporation, dated as of September 1, 1997.

4.6 Class A Note Underwriting Agreement among CRC, Case Credit Corporation and Credit Suisse First Boston Corporation ("CS First Boston"), dated as of September 11, 1997.

4.7 Class C Note Underwriting Agreement among CRC, Case Credit Corporation and CS First Boston, dated as of September 11, 1997.

4.8 Class B Note Purchase Agreement among CRC, Case Credit Corporation and CS First Boston, dated as of September 22, 1997.



                                                           Form 8-K page 4